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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-13773, 333-63967, 333-82323, 333-57362, 333-73562,
333-97265, 333-111000) of our report dated March 12, 2004, with respect to the consolidated financial statements and schedule of Peerless Systems Corporation included in the Annual Report (Form 10-K) for the year ended January 31, 2004.

                                         /s/ ERNST & YOUNG LLP

Los Angeles, California
April 30, 2004